UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2009

Waccamaw Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

110 NORTH J.K. POWELL BOULEVARD, WHITEVILLE, NC	28472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2009, Waccamaw Bankshares, Inc. and First-Citizens Bank & Trust Company amended the terms of a warrant agreement between Waccamaw and First-Citizens dated September 18, 2006. First-Citizens serves as Waccamaw’s stock transfer agent. The warrant agreement governs a series of warrants to purchase shares of Waccamaw’s common stock. These warrants were issued in 2006. Each warrant allows the holder to purchase one share of Waccamaw’s common stock at a price of $24.00 (subsequently adjusted to $21.82 per share to account for a stock dividend). Waccamaw issued a warrant certificate to each warrant holder specifying the total number of shares for which the warrants are exercisable. Under the terms of the warrant agreement, the warrants were set to expire and become unexercisable after 5:00 p.m. on September 30, 2009. The amendment to the warrant agreement extends the exercise period of the warrants until September 30, 2014. All other provisions of the warrant agreement are unchanged and remain in full force and effect.

A copy of the first amendment to the warrant agreement is included as Exhibit 10.1 to this report.

Item 3.03	Material Modification to Rights of Security Holders.

In conjunction with the amendment of the warrant agreement described in Item 1.01, Waccamaw has issued an addendum to the certificates representing warrants to purchase shares of Waccamaw’s common stock issued in 2006. The addendum, dated September 24, 2009, reflects the amendment of the warrant agreement and the new expiration date of September 30, 2014.

A form of the addendum to the warrant certificates is included as Exhibit 4.1 to this report.

Item 8.01	Other Events.

On September 25, 2009, Waccamaw issued a press release announcing the extension of the warrant exercise period from September 30, 2009, until September 30, 2014. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1	Form of Addendum to Warrant Certificate

10.1	First Amendment to Warrant Agreement

99.1	Press Release Regarding Warrant Extension

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: September 25, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Form of Addendum to Warrant Certificate

10.1	First Amendment to Warrant Agreement

99.1	Press Release Regarding Warrant Extension